UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21549

                          Energy Income and Growth Fund
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                   (GRAPHIC)

                                  ANNUAL REPORT

                               FOR THE YEAR ENDED
                                NOVEMBER 30, 2009

                                     ENERGY
                             Income and Growth Fund

                                                             (EIP LOGO)
                                                     Energy Income Partners, LLC

TABLE OF CONTENTS

                       ENERGY INCOME AND GROWTH FUND (FEN)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2009

Shareholder Letter ........................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Statement of Cash Flows ...................................................   13
Financial Highlights ......................................................   14
Notes to Financial Statements .............................................   15
Report of Independent Registered Public Accounting Firm ...................   23
Additional Information ....................................................   24
Board of Trustees and Officers ............................................   26
Privacy Policy ............................................................   30

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

                       ENERGY INCOME AND GROWTH FUND (FEN)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2009

Dear Shareholders:

2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9, 2009, (the statistical end of the bear market) to November 30, 2009, was 61.59%. Of course, no one can guarantee that this trend will continue, but the economy has continued to rise and most investors have found it easier to open their financial statements since March.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in Energy Income and Growth Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of Energy Income and Growth Fund

ENERGY INCOME AND GROWTH FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on NYSE Amex                                                    FEN
Common Share Price                                            $      22.30
Common Share Net Asset Value ("NAV")                          $      20.20
Premium (Discount) to NAV                                            10.40%
Net Assets Applicable to Common Shares                        $136,520,489
Current Quarterly Distribution per Common Share (1)           $     0.4400
Current Annualized Distribution per Common Share              $     1.7600
Current Distribution Rate on Closing Common Share Price (2)           7.89%
Current Distribution Rate on NAV (2)                                  8.71%

                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

55041 First Trust Energy Income

           Market    NAV
           ------    ---
11/30/08     14.4    14.7
12/5/08     14.13   13.69
12/12/08    13.37   14.57
12/19/08    14.58   14.25
12/26/08    13.11   13.93
1/2/09      14.62   15.21
1/9/09      16.11    15.5
1/16/09     16.47   15.21
1/23/09     16.15   15.01
1/30/09     17.85   15.61
2/6/09       18.9   15.82
2/13/09     18.75   16.12
2/20/09     17.35   14.77
2/27/09     17.58   14.86
3/6/09       14.1   13.58
3/13/09      17.3   14.66
3/20/09        18   14.88
3/27/09     18.49   15.12
4/3/09       18.3   15.46
4/9/09       18.3   15.62
4/17/09     17.53   16.12
4/24/09     16.85   15.72
5/1/09       17.8   16.41
5/8/09      19.16   16.88
5/15/09     19.43   16.34
5/22/09     19.95   16.86
5/29/09     20.45   17.55
6/5/09       20.3   17.96
6/12/09     19.72    17.8
6/19/09        20   16.97
6/26/09     19.77   17.09
7/2/09       20.6   17.17
7/10/09     19.02   17.28
7/17/09        21   18.04
7/24/09     20.54   18.19
7/31/09     21.35   18.59
8/7/09      22.31   18.48
8/14/09     21.41   18.28
8/21/09     20.08   18.36
8/28/09     20.24   18.16
9/4/09      19.35   18.13
9/11/09     20.98   18.61
9/18/09     21.09   18.84
9/25/09     21.25   18.68
10/2/09     21.65   18.57
10/9/09     21.69   19.32
10/16/09    22.66   19.74
10/23/09    22.38   19.48
10/30/09     21.7   18.97
11/6/09     21.35   19.35
11/13/09    21.17   19.69
11/20/09    21.85   19.73
11/27/09    22.12   20.16
11/30/09     22.3   20.16

PERFORMANCE

                                                                               Average Annual
                                                                                Total Return
                                                                   -------------------------------------
                                                    1 Year Ended   5 Years Ended   Inception (6/24/2004)
                                                     11/30/2009      11/30/2009        to 11/30/2009
                                                    ------------   -------------   ---------------------
Fund Performance
NAV (3)                                                51.03%           6.05%               8.05%
Market Value (4)                                       70.20%           7.40%               9.10%
Index Performance
S&P 500 Index                                          25.39%           0.71%               1.32%
Barclays Capital U.S. Credit Index of Corporate Bonds  24.56%           5.16%               5.55%
Alerian MLP Index                                      59.37%          10.06%              13.05%
Wells Fargo Midstream MLP Index                        54.36%           9.65%              12.62%

                           % OF TOTAL
INDUSTRY CLASSIFICATION   INVESTMENTS
-----------------------   -----------
Midstream Oil                 46.8%
Midstream Gas                 37.1
Propane                        6.1
Utility                        5.4
Coal                           2.4
Oil & Gas                      2.0
Diversified Energy             0.2
                             -----
   Total                     100.0%
                             =====

                                       % OF TOTAL
TOP 10 HOLDINGS                       INVESTMENTS
---------------                       -----------
Magellan Midstream Partners, L.P.        11.0%
Enterprise Products Partners, L.P.        7.8
Plains All American Pipeline, L.P.        6.6
Kinder Morgan Energy Partners, L.P.       6.1
Enterprise GP Holdings, L.P.              5.0
ONEOK Partners, L.P.                      4.4
NuStar Energy, L.P.                       3.9
Energy Transfer Partners, L.P.            3.8
Enbridge Energy Partners, L.P.            3.8
Sunoco Logistics Partners, L.P.           3.3
                                         ----
   Total                                 55.7%
                                         ====

(1) Most recent distribution paid or declared through 11/30/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Energy Income Partners, LLC ("EIP"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as income trusts and royalty trusts. EIP focuses mainly on energy-related infrastructure assets such as pipelines, petroleum storage and terminals that receive fee-based or regulated income from their corporate customers. EIP manages or supervises approximately $330 million of assets, as of November 30, 2009. The other funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts. EIP is a registered investment advisor and serves as an advisor to one registered investment company other than the Energy Income and Growth Fund.

                            PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE

FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related MLPs, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO

PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

ENERGY INCOME AND GROWTH FUND

The investment objective of the Energy Income and Growth Fund ("FEN" or the "Fund") is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in MLPs and related public entities in the energy sector, which the Fund's Sub-Advisor believes offer opportunities for income and growth. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Index and the Wells Fargo (formerly Wachovia) Midstream MLP Index, the total return for energy-related MLPs over the fiscal year ended November 30, 2009 was +59.37% and +54.36%, respectively. For the Alerian MLP Index, these returns reflect a positive 11.70% from income distribution, and the remaining returns are due to share appreciation. For the Wells Fargo Midstream MLP Index, these returns reflect a positive 10.98% from income distribution while the remaining returns are due to share appreciation. These figures are according to data collected from several sources, including the Alerian MLP Index, the Wells Fargo Midstream MLP Index and Bloomberg. While in the short term, share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. While over the last 10 years, growth in per share MLP distributions has averaged about 6.6%, over the last 12 months the cash distributions of MLPs has fallen by about 3% (Source: Alerian Capital Management). This decline was due mostly to MLPs exposed to cyclical and commodity businesses. MLPs engaged in true infrastructure businesses with steady fee-for-service revenues and regulated tariffs actually increased their per share cash distributions over the last year. We believe that the growth rate of the dividend stream from MLPs in these true infrastructure businesses is supported by the fundamentals of their underlying businesses. These businesses are predominately pipelines, terminals and storage, which receive fees and tariffs that are generally not directly related to commodity prices. Driving this growth will be modest increases in demand, inflation-related escalations to their fees and tariffs and the accretion from new projects and acquisitions.

The weakness in the performance of MLP shares in 2008 was mirrored by a recovery in 2009. The 2008 decline in market value was driven by forced selling from levered funds, concerns over the credit markets, the economy, and the weakness in energy commodity prices. Many professional investors had to sell shares to meet redemptions or margin calls even though the underlying fundamentals and dividends were still growing. As this forced selling abated, investors noticed that the dividends of the infrastructure MLPs were remaining steady while dividends for equities and REITs were falling dramatically. We believe these strong fundamentals explain the strong rebound in share prices over the period covered by this report.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return of +51.03%, including the reinvestment of distributions, for the fiscal year ended November 30, 2009. This compares, according to collected data, to a total return of 25.39% for the S&P 500 Index, 24.56% for the Barclays Capital U.S. Credit Index of Corporate Bonds, 59.37% for the Alerian MLP Index and 54.36% for the Wells Fargo Midstream MLP Index. On a market value basis, the Fund had a total return, including the reinvestment of dividends, for the fiscal year ended November 30, 2008, of +70.20%. The Fund's discount to NAV flipped to a premium to NAV over the course of the fiscal year. On November 30, 2008, the Fund was priced at $14.40 while the NAV was $14.68, a discount of 1.91%. On November 30, 2009, the Fund was priced at $22.30 while the NAV was $20.20, a premium of 10.40%.

The Fund maintained its distribution of $0.44 per share during the fiscal year. While the Fund had to sell a portion of its portfolio to reduce its borrowings from September through November of 2008, a dividend cut was avoided due to the strong coverage ratio maintained between the cash flow generated by the portfolio holdings and the dividend obligations of the Fund. Most of the Fund's peer group of MLP-focused closed-end funds cut their dividends over the past year.

The underperformance of the Fund's NAV relative to the MLP benchmarks is driven mostly by the Fund's more conservative portfolio which declined less last year (before the effect of leverage) than the benchmarks. We believe the most important long-term driver of value will be the maintenance and growth of the dividends of the Fund's portfolio companies. On this measure, the Fund outperformed the benchmarks as the weighted average growth in dividends of the Fund's portfolio companies was about 3 percentage points better than that of the Alerian MLP Index. Over the last 12 months, 13 MLPs cut or eliminated their dividends. Only two of these were in the Fund's portfolio and even then only after having reduced their positions in the two years prior to their cut.

MARKET AND FUND OUTLOOK

The MLP asset class experienced no new IPOs in 2009. In fact, some MLPs were de-listed due to bankruptcies and restructurings. The number of energy-related MLPs fell from a peak of 73 to 67 at the end of the calendar year. Two of the six were acquired by other MLPs while the other four were taken private or declared bankruptcy and were characterized by cyclical cash flows and/or too much financial leverage. There was, however, a very healthy level of secondary financing activity for MLPs as they continue to fund their ongoing investments in new pipelines, processing and storage facilities. In 2009, there were 52 secondary equity offerings for MLPs that raised $7.3 billion. This compares to $3.9 billion raised in 2008 and $5.4 billion raised in 2007 (not including private transactions). MLPs also found access to the public debt markets, raising $8.0 billion in 17 offerings. This compares to $8.2 billion in 2008 and $5.2 billion in 2007. (Source: Barclays Capital). While access to debt in 2009 appears to be as good as prior years, pricing has changed and the difference in the cost of debt between investment grade and non-investment grade companies has widened substantially from two years ago.

In our opinion, the better-positioned MLPs have non-cyclical cash flows, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. While there has been a rebound in commodity prices, cyclical cash flows will always be unpredictable, making them a bad fit with a steady dividend obligation. Over the last few years, the majority of MLP IPOs were companies whose primary business is the production of oil and gas, shipping, refining or natural gas gathering. While some of these MLPs have quality assets, competent management teams and the potential for higher growth, they have more risk associated with the cyclical nature of their businesses. We have written about the dangers of this trend in the past, and remain vigilant about limiting our exposure to MLPs with cyclical cash flows.

The total return proposition of owning energy-related infrastructure MLPs has been and continues to be their yield plus their growth. The yield of the MLPs, weighted by market capitalization, on November 30, 2009, was 7.87% based on the Alerian MLP Index. The growth in the quarterly cash distributions that make up this yield has averaged between 6% and 7% annually over the last ten years. This growth rate accelerated to about 12% in 2008 and dropped to -2% in 2009 (Source:
Alerian Capital Management). For true infrastructure MLPs, we expect dividend growth rates to average in the mid-single digits over the next few years. This growth will continue to be driven by modest increases in underlying demand as the economy recovers, inflation and cost escalators in pipeline tariffs and contracts and accretion from profitable capital projects and acquisitions. The capital projects continue to be related to growth in areas such as the Canadian Oil Sands, the new natural gas shale resources and the need for more infrastructure related to biofuels and other environmental requirements. Thus far, the MLPs as a group have done a great job capitalizing on these opportunities. The slower capital spending by the customers of infrastructure MLPs (oil and gas producers and refiners) experienced in 2009 appears to have reversed course with higher commodity prices and a rosier outlook for the economy. This is good news for the Fund's portfolio companies.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2009

 SHARES/
  UNITS     DESCRIPTION                                                       VALUE
---------   -----------                                                   ------------
MASTER LIMITED PARTNERSHIPS - 116.4%
            OIL, GAS & CONSUMABLE FUELS - 114.8%
   74,500   AmeriGas Partners, L.P. ...................................   $   2,795,240
  110,000   Buckeye GP Holdings, L.P. (b) .............................       3,081,100
   25,000   Buckeye Partners, L.P. ....................................       1,317,500
  465,471   Clearwater Natural Resources, L.P. (c) (d) (e) (f) ........               0
  124,300   Duncan Energy Partners, L.P. (b) ..........................       2,793,021
  153,600   El Paso Pipeline Partners, L.P. (b) .......................       3,640,320
  150,947   Enbridge Energy Partners, L.P. (b) ........................       7,440,178
    7,582   Encore Energy Partners, L.P. (b) ..........................         134,429
  159,000   Energy Transfer Equity, L.P. (b) ..........................       4,690,500
  173,870   Energy Transfer Partners, L.P. (b) ........................       7,526,832
  267,803   Enterprise GP Holdings, L.P. (b) ..........................       9,908,711
  515,998   Enterprise Products Partners, L.P. (b) ....................      15,371,580
   40,709   EV Energy Partners, L.P. (b) ..............................       1,052,328
    6,751   Exterran Partners, L.P. ...................................         130,497
   74,874   Global Partners, L.P. (b) .................................       1,758,790
  100,700   Holly Energy Partners, L.P. (b) ...........................       3,695,690
  112,836   Inergy Holdings, L.P. .....................................       6,036,726
  205,771   Kinder Morgan Energy Partners, L.P. (b) ...................      11,988,218
  528,642   Magellan Midstream Partners, L.P. (b) .....................      21,727,186
  142,788   Natural Resource Partners, L.P. (b) .......................       3,399,782
  145,126   NuStar Energy, L.P. (b) ...................................       7,611,859
  229,100   NuStar GP Holdings, LLC (b) ...............................       5,718,336
  149,130   ONEOK Partners, L.P. (b) ..................................       8,752,440
   70,000   Penn Virginia Resource Partners, L.P. (b) .................       1,358,700
  255,921   Plains All American Pipeline, L.P. (b) ....................      12,949,603
   57,505   Quicksilver Gas Services, L.P. (b) ........................       1,207,605
  105,454   Sunoco Logistics Partners, L.P. (b) .......................       6,511,785
   27,000   TC Pipelines, L.P. ........................................         977,130
   70,000   TransMontaigne Partners, L.P. (b) .........................       1,820,000
   60,000   Williams Pipeline Partners, L.P. (b) ......................       1,311,000
                                                                          -------------
                                                                            156,707,086
                                                                          -------------
            GAS UTILITIES - 1.6%
   30,000   Spectra Energy Partners, L.P. .............................         831,900
   30,000   Suburban Propane Partners, L.P. ...........................       1,317,000
                                                                          -------------
                                                                              2,148,900
                                                                          -------------
            TOTAL MASTER LIMITED PARTNERSHIPS
               (Cost $97,948,559) .....................................     158,855,986
                                                                          -------------
CANADIAN INCOME TRUSTS - 3.4%
            OIL, GAS & CONSUMABLE FUELS - 2.7%
  171,680   Keyera Facilities Income Fund .............................       3,716,959
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.7%
   90,000   Northland Power Income Fund ...............................         937,180
                                                                          -------------
            TOTAL CANADIAN INCOME TRUSTS
               (Cost $3,266,024) ......................................       4,654,139
                                                                          -------------

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

 SHARES     DESCRIPTION                                                       VALUE
---------   -----------                                                   -------------
COMMON STOCKS - 24.5%
            OIL, GAS & CONSUMABLE FUELS - 17.4%
   65,470   Enbridge Energy Management, LLC (b) (g) ...................   $   3,197,535
   22,000   Enbridge, Inc. (h) ........................................         940,720
  119,037   Kinder Morgan Management, LLC (b) (g) .....................       5,984,007
  179,500   Spectra Energy Corp. (i) ..................................       3,484,095
  160,000   TransCanada Corp. (i) .....................................       5,163,200
  250,000   Williams Cos., Inc. (h) ...................................       4,972,500
                                                                          -------------
                                                                             23,742,057
                                                                          -------------
            GAS UTILITIES - 7.0%
  118,000   ONEOK, Inc. (i) ...........................................       4,722,360
  205,000   UGI Corp. (i) .............................................       4,813,400
                                                                          -------------
                                                                              9,535,760
                                                                          -------------
            CAPITAL MARKETS - 0.1%
   20,000   NGP Capital Resources Co. (b) .............................         153,800
                                                                          -------------
            TOTAL COMMON STOCKS
               (Cost $28,604,923) .....................................      33,431,617
                                                                          -------------
RIGHTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
       17   Clearwater Natural Resources, L.P. (c) (d) (e) (f) ........               0
                                                                          -------------
            TOTAL RIGHTS
               (Cost $0) ..............................................               0
                                                                          -------------
WARRANTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
   48,956   Abraxas Petroleum Corp., Expiration 05/25/12 (c) (d) (e) ..          23,034
                                                                          -------------
            TOTAL WARRANTS
               (Cost $0) ..............................................          23,034
                                                                          -------------
            TOTAL INVESTMENTS - 144.3%
               (Cost $129,819,506) (j) ................................     196,964,776
                                                                          -------------

NUMBER OF
CONTRACTS   DESCRIPTION                                                       VALUE
---------   -----------                                                   -------------
CALL OPTIONS WRITTEN - (0.8%)
            Enbridge, Inc.
      220   @ 45 due Apr 10 ...........................................         (24,200)
                                                                          -------------
            ONEOK, Inc.
      800   @ 35 due Jan 10 ...........................................        (412,000)
                                                                          -------------
            Spectra Energy Corp.
      900   @ 20 due Dec 09 ...........................................         (13,500)
      195   @ 22.5 due Mar 10  ........................................          (1,950)
                                                                          -------------
                                                                                (15,450)
                                                                          -------------

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

NUMBER OF
CONTRACTS   DESCRIPTION                                                       VALUE
---------   -----------                                                   -------------
CALL OPTIONS WRITTEN - (CONTINUED)
            TransCanada Corp.
      600   @ 30 due Feb 10 ...........................................   $    (192,000)
      800   @ 35 due May 10 ...........................................         (32,000)
                                                                          -------------
                                                                               (224,000)
                                                                          -------------
            UGI Corp.
      800   @ 25 due Jan 10 ...........................................         (10,000)
      500   @ 30 due Jan 10 ...........................................          (7,500)
                                                                          -------------
                                                                                (17,500)
                                                                          -------------
            Williams Cos., Inc.
      800   @ 17.5 due Feb 10 .........................................        (228,000)
      300   @ 20 due Dec 09 ...........................................         (12,000)
      600   @ 20 due Jan 10 ...........................................         (48,000)
      800   @ 22.5 due May 10 .........................................         (68,000)
                                                                          -------------
                                                                               (356,000)
                                                                          -------------
            TOTAL CALL OPTIONS WRITTEN
               (Premiums received $722,982) ...........................      (1,049,150)
                                                                          -------------
            OUTSTANDING LOAN - (33.0)% ................................     (45,000,000)
            NET OTHER ASSETS AND LIABILITIES - (10.5%) ................     (14,395,137)
                                                                          -------------
            NET ASSETS - 100.0% .......................................   $ 136,520,489
                                                                          =============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of this security is serving as collateral on the outstanding loan.

(c) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(d) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(e)  Non-income producing security.

(f) This partnership filed for protection in federal bankruptcy court on January 7, 2009.

(g)  Non-income producing security which pays regular in-kind distributions.

(h) Call options were written on this entire Common Stock position and are fully covered by the Common Stock position.

(i) Call options were written on a portion of this Common Stock position and are fully covered by the Common Stock position.

(j) Aggregate cost for federal income tax purposes is $117,713,175. As of November 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $84,659,592 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,407,991.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                                  LEVEL 2        LEVEL 3
                                  TOTAL MARKET      LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                    VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
                                    11/30/09        PRICES         INPUTS        INPUTS
                                  ------------   ------------   -----------   ------------
Master Limited Partnerships* ..   $158,855,986   $158,855,986     $    --          $--
Canadian Income Trusts* .......      4,654,139      4,654,139          --           --
Common Stocks* ................     33,431,617     33,431,617          --           --
Warrants* .....................         23,034             --      23,034           --
                                  ------------   ------------     -------          ---
Total Investments .............   $196,964,776   $196,941,742     $23,034          $--
                                  ============   ============     =======          ===

                                LIABILITIES TABLE

                                                                 LEVEL 2        LEVEL 3
                                  TOTAL MARKET     LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                    VALUE AT        QUOTED      OBSERVABLE   UNOBSERVABLE
                                    11/30/09        PRICES        INPUTS        INPUTS
                                  ------------   -----------   -----------   ------------
Call Options Written ..........   $(1,049,150)   $(1,049,150)      $--            $--
                                  ===========    ===========       ===            ===

*    See the Portfolio of Investments for industry breakout.

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE                             TRANSFERS   NET UNREALIZED
USING SIGNIFICANT UNOBSERVABLE     BALANCE AS OF      IN (OUT)     APPRECIATION     NET REALIZED      BALANCE AS OF
INPUTS (LEVEL 3)                 NOVEMBER 30, 2008   OF LEVEL 3   (DEPRECIATION)   GAINS (LOSSES)   NOVEMBER 30, 2009
------------------------------   -----------------   ----------   --------------   --------------   -----------------
Master Limited Partnerships          $2,792,826       $     --     $(2,792,826)          $--               $--
Warrants                                 13,879        (23,034)          9,155            --                --
                                     ----------       --------     -----------           ---               ---
Total Investments                    $2,806,705       $(23,034)    $(2,783,671)          $--               $--
                                     ==========       ========     ===========           ===               ===

Net change in unrealized depreciation from Level 3 investments held as of November 30, 2009 was $2,792,826 and is included in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2009

ASSETS:
Investments, at value
   (Cost $129,819,506) ................................................   $196,964,776
Cash ..................................................................      9,702,492
Prepaid expenses ......................................................        180,131
Receivables:
   Income taxes .......................................................      1,875,113
   Fund shares sold ...................................................        140,295
   Dividends ..........................................................        111,183
   Investment securities sold .........................................         39,233
   Interest ...........................................................            158
                                                                          ------------
      Total Assets ....................................................    209,013,381
                                                                          ------------
LIABILITIES:
Outstanding loan ......................................................     45,000,000
Deferred income taxes .................................................     26,095,391
Options written, at value (Premiums received $722,982) ................      1,049,150
Payables:
   Investment advisory fees ...........................................        145,856
   Audit and tax fees .................................................        113,240
   Printing fees ......................................................         26,128
   Legal fees .........................................................         18,267
   Administrative fees ................................................         13,857
   Interest and fees on loan ..........................................          8,778
   Trustees' fees and expenses ........................................          6,712
   Custodian fees .....................................................          3,775
   Income taxes .......................................................          3,342
   Transfer agent fees ................................................          2,532
Other liabilities .....................................................          5,864
                                                                          ------------
      Total Liabilities ...............................................     72,492,892
                                                                          ------------
NET ASSETS ............................................................   $136,520,489
                                                                          ============
NET ASSETS CONSIST OF:
Paid-in capital .......................................................   $106,182,584
Par value .............................................................         67,583
Net unrealized appreciation (depreciation) on investments, written
   options and foreign currency translation, net of income taxes ......     44,282,176
Accumulated net realized gain (loss) on investments, written options
   and foreign currency transactions, net of income taxes .............     (1,117,184)
Accumulated net investment income (loss), net of income taxes .........    (12,894,670)
                                                                          ------------
NET ASSETS ............................................................   $136,520,489
                                                                          ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..   $      20.20
                                                                          ============
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized) ...............................................      6,758,270
                                                                          ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $58,864) ...............                 $  1,047,431
Interest ............................................................                        1,710
                                                                                      ------------
   Total investment income ..........................................                    1,049,141
                                                                                      ------------
EXPENSES:
Investment advisory fees ............................................                    1,489,058
Interest and fees on loan ...........................................                    1,105,915
Energy Notes offering costs .........................................                      324,047
Shelf offering costs ................................................                      170,391
Administrative fees .................................................                      141,460
Audit and tax fees ..................................................                      106,963
Legal fees ..........................................................                       94,348
Printing fees .......................................................                       75,929
Trustees' fees and expenses .........................................                       38,396
Transfer agent fees .................................................                       35,260
Insurance expense ...................................................                       31,448
Custodian fees ......................................................                       22,475
Auction fees ........................................................                       19,965
Other ...............................................................                       23,754
                                                                                      ------------
   Total expenses ...................................................                    3,679,409
                                                                                      ------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES ...........................                   (2,630,268)
                                                                                      ------------
   Current income tax benefit (expense) - foreign ...................       167,032
   Current income tax benefit (expense) - state .....................        24,119
   Current federal income tax benefit (expense) .....................    (2,028,313)
   Deferred federal income tax benefit (expense) ....................     2,867,200
                                                                        -----------
   Total income tax benefit (expense) ...............................                    1,030,038
                                                                                      ------------
NET INVESTMENT INCOME (LOSS) ........................................                   (1,600,230)
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments ......................................................                    3,213,323
   Written options ..................................................                    1,196,354
   Foreign currency transactions ....................................                        2,129
                                                                                      ------------
Net realized gain (loss) before taxes ...............................                    4,411,806
                                                                                      ------------
   Deferred federal income tax benefit (expense) ....................    (1,525,524)
                                                                        -----------
   Total income tax benefit (expense) ...............................                   (1,525,524)
                                                                                      ------------
Net realized gain (loss) on investments, written options and foreign
   currency transactions ............................................                    2,886,282
                                                                                      ------------
Net change in unrealized appreciation (depreciation) before taxes on:
   Investments ......................................................                   70,922,148
   Written options ..................................................                     (706,893)
   Foreign currency translations ....................................                          632
                                                                                      ------------
Net change in unrealized appreciation (depreciation) before taxes ...                   70,215,887
                                                                                      ------------
   Deferred federal income tax benefit (expense) ....................   (24,242,951)
   Deferred income tax benefit (expense) - state ....................      (156,991)
                                                                        -----------
   Total income tax benefit (expense) ...............................                  (24,399,942)
                                                                                      ------------
Net change in unrealized appreciation (depreciation) on investments,
   written options and foreign currency translations ................                   45,815,945
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .............................                   48,702,227
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....                 $ 47,101,997
                                                                                      ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR           YEAR
                                                                                   ENDED          ENDED
                                                                                11/30/2009     11/30/2008
                                                                               ------------   ------------
OPERATIONS:
Net investment income (loss) ...............................................   $ (1,600,230)  $ (3,714,353)
Net realized gain (loss) ...................................................      2,886,282      8,261,568
Net change in unrealized appreciation (depreciation) .......................     45,815,945    (71,654,830)
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from operations ............     47,101,997    (67,107,615)
                                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain ..........................................................     (2,319,211)   (10,702,017)
Return of capital ..........................................................     (9,207,189)            --
                                                                               ------------   ------------
Total distributions to shareholders ........................................    (11,526,400)   (10,702,017)
                                                                               ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offering ....................      4,804,981             --
Proceeds from Common Shares reinvested .....................................      1,259,581        269,029
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from capital transactions ..      6,064,562        269,029
                                                                               ------------   ------------
Total increase (decrease) in net assets ....................................     41,640,159    (77,540,603)
NET ASSETS:
Beginning of period ........................................................     94,880,330    172,420,933
                                                                               ------------   ------------
End of period ..............................................................   $136,520,489   $ 94,880,330
                                                                               ============   ============
Accumulated net investment income (loss), net of income taxes ..............   $(12,894,670)  $(11,294,440)
                                                                               ============   ============
CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .......................................      6,462,221      6,446,995
Common Shares sold through shelf offering ..................................        227,636             --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ..         68,413         15,226
                                                                               ------------   ------------
Common Shares at end of period .............................................      6,758,270      6,462,221
                                                                               ============   ============

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ......   $ 47,101,997
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
   Purchases of investments ..........................................    (81,776,452)
   Sales of investments ..............................................     68,439,475
   Proceeds from written options .....................................      1,395,514
   Cost to close written options .....................................        (11,046)
   Return of capital received from investments in MLPs ...............     11,496,906
   Net realized gain/loss on investments and options .................     (4,409,677)
   Net change in unrealized appreciation/depreciation on investments
      and options ....................................................    (70,215,255)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in income tax receivable .................................      1,636,598
   Decrease in interest receivable ...................................            227
   Increase in dividends receivable (a) ..............................        (38,408)
   Decrease in prepaid expenses ......................................        156,112
   Decrease in interest and fees on loan payable .....................        (93,637)
   Decrease in income tax payable ....................................       (260,949)
   Increase in investment advisory fees payable ......................         36,062
   Increase in audit and tax fees payable ............................          6,240
   Decrease in legal fees payable ....................................        (23,739)
   Increase in printing fees payable .................................          4,040
   Increase in administrative fees payable ...........................          3,427
   Decrease in transfer agent fees payable ...........................           (236)
   Decrease in custodian fees payable ................................         (1,698)
   Decrease in Trustees' fees and expenses payable ...................           (785)
   Increase in accrued expenses ......................................          3,364
   Increase in deferred income taxes .................................     23,058,264
                                                                         ------------
CASH USED IN OPERATING ACTIVITIES ....................................                  $(3,493,656)
                                                                                        -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net realized gain .......     (2,319,211)
   Return of capital distributions ...................................     (9,207,189)
   Proceeds of Common Shares sold ....................................      4,664,686
   Proceeds of Common Shares reinvested ..............................      1,259,581
   Issuance of loan ..................................................     47,850,000
   Repayment of loan .................................................     (8,500,000)
   Redemption of Series B Energy Notes ...............................    (25,000,000)
                                                                         ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES ..........................                    8,747,867
                                                                                        -----------
Increase in cash .....................................................                    5,254,211
Cash at beginning of period ..........................................                    4,448,281
                                                                                        -----------
CASH AT END OF PERIOD ................................................                  $ 9,702,492
                                                                                        ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ....................                  $ 1,221,333
                                                                                        ===========
Cash paid during the period for taxes ................................                  $   461,515
                                                                                        ===========

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $632.

                        See Notes to Financial Statements

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR          YEAR           YEAR          YEAR         YEAR
                                                            ENDED         ENDED         ENDED          ENDED        ENDED
                                                         11/30/2009    11/30/2008   11/30/2007(a)   11/30/2006   11/30/2005
                                                         ----------    ----------   -------------   ----------   ----------
Net asset value, beginning of period .................   $  14.68      $  26.74      $  25.88       $  22.53     $  21.34
                                                         --------      --------      --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................      (0.24)(b)     (0.57)        (0.67)         (0.50)       (0.34)
Net realized and unrealized gain (loss) ..............       7.43         (9.83)         3.06           5.23         2.86
                                                         --------      --------      --------       --------     --------
Total from investment operations after income tax ....       7.19        (10.40)         2.39           4.73         2.52
                                                         --------      --------      --------       --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain ....................................      (0.35)        (1.66)        (1.53)            --        (0.88)
Return of capital ....................................      (1.41)           --            --          (1.38)       (0.45)
                                                         --------      --------      --------       --------     --------
Total from distributions .............................      (1.76)        (1.66)        (1.53)         (1.38)       (1.33)
                                                         --------      --------      --------       --------     --------
Premiums from shares sold in at the market offering ..       0.09            --            --             --           --
                                                         --------      --------      --------       --------     --------
Net asset value, end of period .......................   $  20.20      $  14.68      $  26.74       $  25.88     $  22.53
                                                         ========      ========      ========       ========     ========
Market value, end of period ..........................   $  22.30      $  14.40      $  23.82       $  24.49     $  20.92
                                                         ========      ========      ========       ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (c) ............      51.03%       (40.70)%        9.38%         22.23%       11.96%(e)
                                                         ========      ========      ========       ========     ========
TOTAL RETURN BASED ON MARKET VALUE (d) ...............      70.20%       (34.74)%        2.96%         24.57%        0.29%
                                                         ========      ========      ========       ========     ========
Net assets, end of period (in 000's) .................   $136,520      $ 94,880      $172,421       $166,850     $145,230
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes before
   waiver (f) ........................................      25.79%       (20.03)%        8.52%         14.47%        8.62%
Including current and deferred income taxes after
   waiver (f) ........................................      25.79%       (20.03)%        8.52%         14.29%        8.31%
Excluding current and deferred income taxes before
   waiver ............................................       3.32%         4.80%         3.94%          3.63%        2.64%
Excluding current and deferred income taxes after
   waiver ............................................       3.32%         4.80%         3.94%          3.45%        2.33%
Excluding current and deferred income taxes and
   interest expense after waiver .....................       2.32%         2.55%         1.89%          1.76%        1.57%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS:
Net investment income (loss) ratio before tax
   expenses ..........................................      (2.37)%       (3.83)%       (3.83)%        (3.26)%      (2.29)%
Net investment income (loss) ratio including tax
   expenses (f) ......................................     (24.84)%       21.00%        (8.41)%       (14.10)%      (8.27)%
Portfolio turnover rate ..............................         43%           38%           16%            17%          38%
SENIOR SECURITIES:
Total Energy Notes outstanding ($25,000 per note) ....        N/A         1,000         2,360          2,360        1,360
Principal amount and market value per
   Energy Note (g) ...................................        N/A      $ 25,006      $ 25,004       $ 25,069     $ 25,074
Asset coverage per Energy Note (h) ...................        N/A      $119,880      $ 98,060       $ 95,699     $131,786
Total loan outstanding (in 000's) ....................   $ 45,000      $  5,650      $ 15,250            N/A          N/A
Asset coverage per $1,000 senior indebtedness ........   $  4,034(j)   $ 22,218(j)   $ 12,306(i)         N/A          N/A

----------
(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC ("EIP"), and on September 24, 2007, the Board of Trustees voted to approve EIP as investment sub-advisor.

(b)  Based on average shares outstanding.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(d) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(e) In 2005, the Fund received reimbursements from the investment advisor and former sub-advisor. This reimbursement had no effect on the Fund's total return.

(f) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(g)  Includes accumulated and unpaid interest.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's. If this methodology had been used historically, fiscal year 2007 would have been $16,175.

N/A  Not applicable.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2009

                               1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE Amex (formerly the American Stock Exchange).

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and deferred income taxes and any borrowings of the Fund) by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

          -    Quoted prices for similar securities in active markets.

          - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2009

               there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

          - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of November 30, 2009 is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

COVERED OPTIONS. The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may enter into options written to hedge against changes in the value of equities. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. By writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and may provide a partial hedge against a market decline in the underlying equity security. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or smaller.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter ("OTC") options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized and recorded on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2009

the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets, which is the gross asset value of the Fund minus accrued liabilities (excluding the principal amount of any borrowings), in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund holds the restricted securities at November 30, 2009 shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the value of a comparable unrestricted security.

                                              ACQUISITION   SHARES/            CARRYING                 % OF
SECURITY                                          DATE       UNITS    PRICE      COST       VALUE    NET ASSETS
--------                                      -----------   -------   -----   ----------   -------   ----------
Abraxas Petroleum Corp. - Warrants              05/25/07     48,956   $0.47   $       --   $23,034      0.02%
Clearwater Natural Resources, L.P.              08/01/05    465,471      --    8,601,560        --        --
Clearwater Natural Resources, L.P. - Rights     08/01/05         17      --           --        --        --
                                                                              ----------   -------      ----
                                                                              $8,601,560   $23,034      0.02%
                                                                              ==========   =======      ====

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

Distributions of $2,319,211 paid during the year ended November 30, 2009, are anticipated to be characterized as taxable dividends for federal income tax purposes. The remaining $9,207,189 in distributions paid during the year ended November 30, 2009 is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2009 calendar year. Distributions of $10,702,017 paid during the year ended November 30, 2008, were characterized as taxable dividends for federal income tax purposes. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2009

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended November 30, 2009, distributions of $11,496,906 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:

Current federal income tax benefit (expense) .....   $ (2,028,313)
Current state tax expense benefit (expense) ......         24,119
Current foreign tax benefit (expense) ............        167,032
Deferred federal income tax benefit (expense) ....    (22,901,275)
Deferred state income tax benefit (expense) ......       (156,991)
                                                     ------------
Total income tax benefit (expense) ...............   $(24,895,428)
                                                     ============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2009, the Fund had a net operating loss carry forward for federal and state income tax purposes of $4,014,426 and $11,433,639, respectively. The Fund's 2009 income tax provision includes a full valuation allowance against the deferred tax assets associated with this state net operating loss. Components of the Fund's deferred tax assets and liabilities as of November 30, 2009 are as follows:

DEFERRED TAX ASSETS:

Federal net operating loss .......................   $  1,405,049
State net operating loss .........................        659,574
State income taxes ...............................         53,474
Other ............................................        181,656
                                                     ------------
Total deferred tax assets ........................      2,299,753
Less: valuation allowance ........................       (659,574)
                                                     ------------
Net deferred tax assets ..........................   $  1,640,179
                                                     ============
DEFERRED TAX LIABILITIES:
Unrealized gains on investment securities ........   $(27,735,570)
                                                     ------------
Total deferred tax liabilities ...................    (27,735,570)
                                                     ------------
Total net deferred tax liabilities ...............   $(26,095,391)
                                                     ============

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate .........   $25,199,099
State income taxes, net ..........................      (173,245)
Change in valuation allowance ....................       337,413
Other ............................................      (467,839)
                                                     -----------
Total ............................................   $24,895,428
                                                     ===========

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2004, 2005, 2006, 2007 and 2008 remain open to federal and state audit. The Internal Revenue Service initiated a corporate income tax audit during the first quarter of 2008 for the Fund's 2004 tax year. Subsequently, the audit was expanded to include the 2005 and 2006 tax years. The audit is still ongoing and the Fund expects the audit to last through the second quarter of 2010. As of November 30, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

                          ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2009

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received, minus accrued liabilities other than the principal amount of any borrowings).

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings.The Lead Independent Trustee and each Committee chairman served two-year terms which ended on December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and the "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                4. PURCHASES AND SALES OF SECURITIES AND OPTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2009, were $79,897,822 and $66,886,196, respectively.

                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2009

Written option activity for the Fund was as follows:

                                                NUMBER
                                                 OF
WRITTEN OPTIONS                               CONTRACTS     PREMIUMS
---------------                               ---------   ------------
Options outstanding at November 30, 2008 ..      4,546     $   534,868
Options Written ...........................     20,069       2,808,613
Options Expired ...........................     (7,173)       (992,882)
Options Exercised .........................     (8,549)     (1,413,099)
Options Closed ............................     (1,578)       (214,518)
                                                ------     -----------
Options outstanding at November 30, 2009 ..      7,315     $   722,982
                                                ======     ===========

                                5. ENERGY NOTES

The 1,000 Series B Energy Notes, at a principal value of $25,000 per note, were redeemed in full on February 26, 2009 in the amount of $25,000,000. The high and the low annual interest rates during the period December 1, 2008 through February 26, 2009 were 3.75% and 0.74%, respectively, and the average interest rate was 1.34%. The redemption of Series B Energy Notes was financed through a credit agreement with BNP Paribas Prime Brokerage Inc. ("BNP") (see Note 7 below). At the time of the refinancing, the Fund had unamortized offering costs of $92,378 and commissions of $231,669. Because the Series B Energy Notes were redeemed prior to the maturity date of March 30, 2046, the combined amount of $324,047 was expensed on February 26, 2009. This is shown on the Statement of Operations under "Energy Notes offering costs."

                6. CREDIT AGREEMENT WITH THE BANK OF NOVA SCOTIA

The Fund had a credit agreement with The Bank of Nova Scotia that had a maximum commitment amount of $55,000,000. This credit agreement was scheduled to terminate on March 26, 2009. On January 23, 2009, all outstanding borrowings, in the amount of $8,150,000, were paid in full through a credit agreement with BNP (see Note 7 below).

The average amount outstanding between December 1, 2008 and January 23, 2009 was $6,734,906 with a weighted average interest rate of 3.05%. The high and low annual interest rates during the period December 1, 2008 through January 23, 2009 were 4.81% and 2.17%, respectively.

     7. COMMITTED FACILITY AGREEMENT WITH BNP PARIBAS PRIME BROKERAGE INC.

On January 23, 2009, the Fund entered into a committed facility agreement with BNP that has a maximum commitment amount of $60,000,000. The committed facility required an upfront payment from the Fund equal to $150,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 150 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

On January 23, 2009, the committed facility was used to pay in full outstanding borrowings under a credit agreement with The Bank of Nova Scotia in the amount of $8,150,000. This committed facility was also used to redeem in full the Series B Energy Notes in the principal amount of $25,000,000 on February 26, 2009.

The average amount outstanding between January 23, 2009 and November 30, 2009 was $36,554,521, with a weighted average interest rate of 2.11%. As of November 30, 2009, the Fund had outstanding borrowings of $45,000,000 under this committed facility agreement. The high and low annual interest rates during the period January 23, 2009 through November 30, 2009 were 2.83% and 1.76%, respectively. The interest rate at November 30, 2009 was 1.76%.

                           8. AT THE MARKET OFFERING

On May 19, 2009, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE Amex or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Funds Common Shares at the time such Common Shares are initially sold.

                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2009

The Fund has used the net proceeds from the sale of the Common Shares in accordance with it's investment objective and policies. Please see the prospectus and the prospectus supplement related to this offering for additional information. Transactions for the fiscal year ended November 30, 2009 related to offerings under such sales agreement are as follows:

COMMON
SHARES   NET PROCEEDS   NET ASSET VALUE      PROCEEDS RECEIVED IN
 SOLD      RECEIVED     OF SHARES SOLD    EXCESS OF NET ASSET VALUE
------   ------------   ---------------   -------------------------
227,636   $4,804,981       $4,215,868              $589,113

Additionally, estimated offering costs of $319,000 related to this offering have been recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the fund sells all 1,000,000 Common Shares related to this offering.

                               9. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                            10. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made

                         ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2009

to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              11. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through January 27, 2010, the date the financial statements were issued, and has determined that there was the following subsequent event:

On January 12, 2010, the Fund declared a dividend of $0.44 per share to Common Shareholders of record January 25, 2010, payable January 29, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ENERGY INCOME AND GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Energy Income and Growth Fund (the "Fund") as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Energy Income and Growth Fund as of November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


(DELOITTE & TOUCHE LLP)

Chicago, Illinois
January 27, 2010

ADDITIONAL INFORMATION

                         ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Amex (formerly the American Stock Exchange) or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                         ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 16, 2009. At the Annual Meeting, Trustees Richard E. Erickson and Thomas R. Kadlec were elected by holders of the Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 5,378,900, the number of votes against was 241,695 and the number of abstentions was 841,626. The number of votes cast in favor of Mr. Kadlec was 5,383,317, the number of votes against was 237,278 and the number of abstentions was 841,626. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

BOARD OF TRUSTEES AND OFFICERS

                         ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund is set forth below.

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                   THE FIRST TRUST
        NAME, ADDRESS,                                                               FUND COMPLEX    OTHER TRUSTEESHIPS OR
      DATE OF BIRTH AND          TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS       OVERSEEN BY         DIRECTORSHIPS
    POSITION WITH THE FUND      LENGTH OF SERVICE(1)      DURING PAST 5 YEARS          TRUSTEE          HELD BY TRUSTEE
-----------------------------  ---------------------  ---------------------------  ---------------  -----------------------

                                                   INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee   - Three Year Term      Physician; President,               61        None
c/o First Trust Advisors L.P.  - Since Fund           Wheaton Orthopedics;
120 E. Liberty Drive,            Inception            Co-owner and Co-Director
Suite 400                                             (January 1996 to May
Wheaton, IL 60187                                     2007), Sports Med Center
D.OB.: 04/51                                          for Fitness; Limited
                                                      Partner, Gundersen Real
                                                      Estate Partnership;
                                                      Limited Partner,
                                                      Sportsmed LLC

Thomas R. Kadlec, Trustee      - Three Year Term      Senior Vice President and           61        Director of ADM
c/o First Trust Advisors L.P.  - Since Fund           Chief Financial Officer                       Investor Services, Inc.
120 E. Liberty Drive,            Inception            (May 2007 to Present),                        and ADM Investor
Suite 400                                             Vice President and Chief                      Services International
Wheaton, IL 60187                                     Financial Officer (1990 to
D.O.B.: 11/57                                         May 2007), ADM
                                                      Investor Services, Inc.
                                                      (Futures Commission
                                                      Merchant)

Robert F. Keith, Trustee       - Three Year Term      President (2003 to                  61        None
c/o First Trust Advisors L.P.  - Since June 2006      Present), Hibs Enterprises
120 E. Liberty Drive,                                 (Financial and
Suite 400                                             Management Consulting)
Wheaton, IL 60187
D.O.B.: 11/56

----------
(1) Currently, Robert F. Keith, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, are each serving as trustees until the Fund's 2010 annual meeting of shareholders. Officers of the Fund have an indefinite term.

                         ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                   THE FIRST TRUST
        NAME, ADDRESS,                                                               FUND COMPLEX    OTHER TRUSTEESHIPS OR
      DATE OF BIRTH AND          TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS       OVERSEEN BY         DIRECTORSHIPS
    POSITION WITH THE FUND      LENGTH OF SERVICE(1)      DURING PAST 5 YEARS          TRUSTEE          HELD BY TRUSTEE
-----------------------------  ---------------------  ---------------------------  ---------------  -----------------------
                                             INDEPENDENT TRUSTEES (CONTINUED)

Niel B. Nielson, Trustee       - Three Year Term      President (June 2002 to             61        Director of Covenant
c/o First Trust Advisors L.P.  - Since Fund           Present), Covenant College                    Transport Inc.
120 E. Liberty Drive,            Inception
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

                                                    INTERESTED TRUSTEE

James A. Bowen(2), Trustee,    - Three Year Trustee   President, First Trust              61        Trustee of Wheaton
President, Chairman of the       Term and Indefinite  Advisors L.P. and First                       College
Board and CEO                    Officer Term         Trust Portfolios L.P.;
120 E. Liberty Drive,          - Since Fund           Chairman of the Board of
Suite 400                        Inception            Directors, BondWave LLC
Wheaton, IL 60187                                     (Software Development
D.O.B.: 09/55                                         Company/Investment
                                                      Advisor) and Stonebridge
                                                      Advisors LLC (Investment
                                                      Advisor)

    NAME, ADDRESS,       POSITION AND OFFICES      TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND           LENGTH OF SERVICE           DURING PAST 5 YEARS
---------------------  ------------------------  ---------------------  ---------------------------------
                                     OFFICERS WHO ARE NOT TRUSTEES(3)

Mark R. Bradley        Treasurer, Controller,    - Indefinite Term      Chief Financial Officer, First
120 E. Liberty Drive,  Chief Financial Officer   - Since Fund           Trust Advisors L.P. and First
Suite 400              and Chief Accounting        Inception            Trust Portfolios L.P.; Chief
Wheaton, IL 60187      Officer                                          Financial Officer, BondWave LLC
D.O.B.: 11/57                                                           (Software Development
                                                                        Company/Investment Advisor) and
                                                                        Stonebridge Advisors LLC
                                                                        (Investment Advisor)

----------
(1) Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting of shareholders. Officers of the Fund have an indefinite term.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                         ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

    NAME, ADDRESS,       POSITION AND OFFICES      TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND           LENGTH OF SERVICE           DURING PAST 5 YEARS
---------------------  ------------------------  ---------------------  ---------------------------------
                              OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)

Erin E. Chapman        Assistant Secretary       - Indefinite Term      Assistant General Counsel
120 E. Liberty Drive,                            - Since June 2009      (October 2007 to Present),
Suite 400                                                               Associate Counsel (March 2006 to
Wheaton, IL 60187                                                       October 2007), First Trust
D.O.B.: 08/76                                                           Advisors L.P. and First Trust
                                                                        Portfolios L. P.; Associate
                                                                        Attorney (November 2003 to March
                                                                        2006), Doyle & Bolotin, Ltd.

James M. Dykas         Assistant Treasurer       - Indefinite Term      Senior Vice President (April 2007
120 E. Liberty Drive,                            - Since December 2005  to Present), Vice President
Suite 400                                                               (January 2005 to April 2007),
Wheaton, IL 60187                                                       First Trust Advisors L.P. and
D.O.B.: 01/66                                                           First Trust Portfolios L.P.;
                                                                        Executive Director (December 2002
                                                                        to January 2005), Vice President
                                                                        (December 2000 to December 2002),
                                                                        Van Kampen Asset Management and
                                                                        Morgan Stanley Investment
                                                                        Management

Christopher R. Fallow  Assistant Vice President  - Indefinite Term      Assistant Vice President (August
120 E. Liberty Drive,                            - Since December 2006  2006 to Present), Associate
Suite 400                                                               (January 2005 to August 2006),
Wheaton, IL 60187                                                       First Trust Advisors L.P. and
D.O.B.: 04/79                                                           First Trust Portfolios L.P.;
                                                                        Municipal Bond Trader (July 2001
                                                                        to January 2005), BondWave LLC
                                                                        (Software Development Company/
                                                                        Investment Advisor)

W. Scott Jardine       Secretary and Chief       - Indefinite Term      General Counsel, First Trust
120 E. Liberty Drive,  Compliance Officer        - Since Fund           Advisors L.P., First Trust
Suite 400                                          Inception            Portfolios L.P. and BondWave LLC
Wheaton, IL 60187                                                       (Software Development
D.O.B.: 05/60                                                           Company/Investment Advisor);
                                                                        Secretary of Stonebridge Advisors
                                                                        LLC (Investment Advisor)

Daniel J. Lindquist    Vice President            - Indefinite Term      Senior Vice President (September
120 E. Liberty Drive,                            - Since December 2005  2005 to Present), Vice President
Suite 400                                                               (April 2004 to September 2005),
Wheaton, IL 60187                                                       First Trust Advisors L.P. and
D.O.B.: 02/70                                                           First Trust Portfolios L.P.

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                         ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

    NAME, ADDRESS,       POSITION AND OFFICES      TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND           LENGTH OF SERVICE           DURING PAST 5 YEARS
---------------------  ------------------------  ---------------------  ---------------------------------
                                     OFFICERS WHO ARE NOT TRUSTEES(3)

Coleen D. Lynch        Assistant Vice President  - Indefinite Term      Assistant Vice President (January
120 E. Liberty Drive,                            - Since July 2008      2008 to Present), First Trust
Suite 400                                                               Advisors L.P. and First Trust
Wheaton, IL 60187                                                       Portfolios L.P.; Vice President
D.O.B.: 07/58                                                           (May 1998 to January 2008), Van
                                                                        Kampen Asset Management and
                                                                        Morgan Stanley Investment
                                                                        Management

Kristi A. Maher        Assistant Secretary and   - Indefinite Term      Deputy General Counsel (May 2007
120 E. Liberty Drive,  Deputy Chief              - Assistant Secretary  to Present), Assistant General
Suite 400              Compliance Officer          since July 2004 and  Counsel (March 2004 to May 2007),
Wheaton, IL 60187                                  Deputy Chief         First Trust Advisors L.P. and
D.O.B.: 12/66                                      Compliance Officer   First Trust Portfolios L.P.
                                                   since November 2009

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

                         ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

     -    Information about your transactions with us, our affiliates or others;

     - Information we receive from your inquiries by mail, e-mail or telephone; and

     - Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     - In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     - We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

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(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to Item 12(a)(1).

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $2,000 for the fiscal year ended November 30, 2008 and $72,000 for the fiscal year ended November 30, 2009.

     (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the

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performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

          Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $47,000 for the fiscal year ended November 30, 2008 and $42,400 for the fiscal year ended November 30, 2009. These fees were for tax consultation.

          Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

          All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common

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control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

          (b) 0%

          (c) 0%

          (d) 0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2008, were $47,000 for the registrant and $12,143 for the registrant's investment adviser, and for the fiscal year ended November 30, 2009, were $42,400 for the registrant and $36,000 for the registrant's investment adviser.

     (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

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(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                           ENERGY INCOME PARTNERS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

ABSENT UNUSUAL CIRCUMSTANCES, EIP EXERCISES VOTING AUTHORITY WITH RESPECT TO SECURITIES HELD IN CLIENT ACCOUNTS PURSUANT TO PROVISIONS IN ITS ADVISORY AGREEMENTS. ACCORDINGLY, EIP HAS ADOPTED THESE POLICIES AND PROCEDURES WITH THE AIM OF MEETING THE FOLLOWING REQUIREMENTS OF RULE 206(4)-6:

     -    ensuring that proxies are voted in the best interest of clients;

     - addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

     - disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities;

     - describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

ENGAGEMENT OF RISKMETRICS GROUP

With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged RiskMetrics Group ("RiskMetrics"), formerly known as Institutional Shareholder Services, as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed RiskMetrics to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

CONFLICTS OF INTEREST IN PROXY VOTING

There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its

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senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by RiskMetrics, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with RiskMetrics's own pre-existing proxy voting guidelines.

DISCLOSURE ON HOW PROXIES WERE VOTED

EIP will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.

PROXY MATERIALS

EIP personnel will instruct custodians to forward to RiskMetrics all proxy materials received on securities held in EIP client accounts.

LIMITATIONS

In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

     *LIMITED VALUE: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

     *SECURITIES LENDING PROGRAM: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

     *UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

OVERSIGHT OF POLICY

The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their

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implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.

RECORDKEEPING ON PROXIES

In it the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

     -    a copy of EIP's proxy voting policies and procedures;

     - a copy of all proxy statements received on securities in client accounts (EIP may rely on RiskMetrics or the SEC's EDGAR system to satisfy this requirement);

     - a record of each vote cast on behalf of a client (EIP relies on RiskMetrics to satisfy this requirement);

     - a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

     - a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures, and

     - a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

     For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

                                  RISK MTERICS
                  U.S. Proxy Voting Guidelines Concise Summary
                       (Digest of Selected Key Guidelines)
                                January 15, 2009

1. Operational Items:

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

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     -    Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     -    The tenure of the audit firm;

     -    The length of rotation specified in the proposal;

     -    Any significant audit-related issues at the company;

     -    The number of Audit Committee meetings held each year;

     -    The number of financial experts serving on the committee; and

     - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

VOTING ON DIRECTOR(1) NOMINEES IN UNCONTESTED ELECTIONS

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(2) from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

          -    Degree to which absences were due to an unavoidable conflict;

          -    Pattern of absenteeism; and

          - Other extraordinary circumstances underlying the director's absence;

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own -- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

----------
(1) RiskMetrics' classification of directors can be found in U.S. PROXY VOTING GUIDELINES SUMMARY.

(2) In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

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     -    The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

     - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable;

     - The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     -    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     -    The non-audit fees paid to the auditor are excessive;

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     -    The company receives an adverse opinion on the company's financial statements from its auditor; or

     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has backdated options (see "Options Backdating" policy);

The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies ALL of the following criteria:

The company maintains the following counterbalancing features:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

          - serves as liaison between the chairman and the independent directors;

          -    approves information sent to the board;

          -    approves meeting agendas for the board;

          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

          -    has the authority to call meetings of the independent directors;

          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All independent key committees;

     -    Established governance guidelines;

     - A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

     - The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

          -    Egregious compensation practices;

          - Multiple related-party transactions or other issues putting director independence at risk;

          -    Corporate and/or management scandals;

          -    Excessive problematic corporate governance provisions; or

          - Flagrant board or management actions with potential or realized negative impact on shareholders.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

     -    a classified board structure;

     -    a supermajority vote requirement;

     - majority vote standard for director elections with no carve out for contested elections;

     -    the inability of shareholders to call special meetings;

     -    the inability of shareholders to act by written consent;

     -    a dual-class structure; and/or

     -    a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     - The election of fewer than 50% of the directors to be elected is contested in the election;

     -    One or more of the dissident's candidates is elected;

     -    Shareholders are not permitted to cumulate their votes for directors;
          and

     - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

     -    the trigger (NOL pills generally have a trigger slightly below 5%);

     -    the value of the NOLs;

     -    the term;

     - shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

     -    other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

REINCORPORATION PROPOSALS

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

     -    Reasons for reincorporation;

     - Comparison of company's governance practices and provisions prior to and following the reincorporation; and

     -    Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/ rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

PREFERRED STOCK

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/ rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

     - The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

     - The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

     -    The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

     - Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

     -    Excessive perks/tax reimbursements:

          - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

          - Reimbursement of income taxes on executive perquisites or other payments;

          - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

     - Egregious pension/SERP (supplemental executive retirement plan) payouts:

          - Inclusion of additional years of service not worked that result in significant payouts;

          - Inclusion of performance-based equity awards in the pension calculation;

     -    New CEO with overly generous new hire package:

          -    Excessive "make whole" provisions;

          -    Any of the poor pay practices listed in this policy;

     -    Excessive severance and/or change in control provisions:

          - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

          - Payments upon an executive's termination in connection with performance failure;

          - Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

          - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

          - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

          - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

          - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     - Dividends or dividend equivalents paid on unvested performance shares or units;

     -    Poor disclosure practices:

          - Unclear explanation of how the CEO is involved in the pay setting process;

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained;

     -    Internal Pay Disparity:

          - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

     -    Options backdating (covered in a separate policy);

     - Other excessive compensation payouts or poor pay practices at the company.

OTHER COMPENSATION PROPOSALS AND POLICIES

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

     RELATIVE CONSIDERATIONS:

     - Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

     - Evaluation of peer groups used to set target pay or award opportunities;

     - Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

     - Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

     DESIGN CONSIDERATIONS:

     -    Balance of fixed versus performance-driven pay;

     - Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

     COMMUNICATION CONSIDERATIONS:

     - Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     - Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

EMPLOYEE STOCK PURCHASE PLANS -- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

OTHER SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     - Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

          -    Rigorous stock ownership guidelines, or

          - A holding period requirement coupled with a significant long-term ownership requirement, or

          -    A meaningful retention ratio,

     - Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

     - Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     - Whether adoption of the proposal is likely to enhance or protect shareholder value;

     - Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     - The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     - Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     - Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     - Whether the company's analysis and voting recommendation to shareholders are persuasive;

     - What other companies have done in response to the issue addressed in the proposal;

     - Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     - Whether implementation of the proposal's request would achieve the proposal's objectives;

     - Whether the subject of the proposal is best left to the discretion of the board;

     - Whether the requested information is available to shareholders either from the company or from a publicly available source; and

     - Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

GENETICALLY MODIFIED INGREDIENTS

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRODUCT REIMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     - The nature of the company's business and the potential for reputational and market risk exposure;

     -    The existing disclosure of relevant policies;

     -    Deviation from established industry norms;

     - The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     - Whether the proposal focuses on specific products or geographic regions; and

     -    The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

CLIMATE CHANGE

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

     - The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     - The company's level of disclosure is at least comparable to that of industry peers; and

     - There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

     - Significant controversies, fines, or litigation surrounding a company's public policy activities,

     -    The company's current level of disclosure on lobbying strategy, and

     - The impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATION SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR AND HUMAN RIGHTS STANDARDS

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

     - The degree to which existing relevant policies and practices are disclosed;

     - Whether or not existing relevant policies are consistent with internationally recognized standards;

     - Whether company facilities and those of its suppliers are monitored and how;

     - Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     - Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

     - Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

     -    The scope of the request; and

     -    Deviation from industry sector peer company standards and practices.

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Information provided as of January 26, 2010.

James Murchie, Chief Executive Officer and Founder of Energy Income Partners, LLC ("EIP" or "Sub-Advisor"), and Eva Pao, principal of EIP, are co-portfolio managers responsible for the day-to-day management of the registrant's portfolio. Both portfolio managers have served in such capacity for the Fund for 23 months.

JAMES J. MURCHIE
FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Information provided as of November 30, 2009.

                                                                                                    Total Assets for
                                           Total # of                   # of Accounts Managed    which Advisory Fee is
  Name of Portfolio          Type of        Accounts    Total Assets    for which Advisory Fee    Based on Performance
Manager or Team Member       Accounts        Managed     (millions)    is Based on Performance         (millions)
----------------------   ---------------   ----------   ------------   -----------------------   ---------------------
1. James Murchie         Registered
                         Investment
                         Companies:             1         $97 mill                0                        $0

                         Other Pooled
                         Investment
                         Vehicles:              3         $104 mill               0                        $0

                         Other Accounts:        4          $5 mill                0                        $0

2. Eva Pao               Registered
                         Investment
                         Companies:             1          $97 mill               0                        $0

                         Other Pooled
                         Investment
                         Vehicles:              3         $104 mill               0                        $0

                         Other Accounts:        4          $5 mill                0                        $0

POTENTIAL CONFLICTS OF INTERESTS

The EIP investment professionals that serve as portfolio managers of the registrant also serve as portfolio managers to three private investment funds (the "Private Funds"), each of which has a performance-based fee, one open-ended mutual fund, and four separately managed accounts which do not have a performance-based fee.

EIP has written policies and procedures regarding Order Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is disadvantaged. EIP will generally execute client transactions on an aggregated basis when the Firm believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP's ability to implement this may be limited by an Account's custodian, directed brokerage arrangements or other constraints limiting EIP's use of a common executing broker.

An aggregated order may be allocated on a basis different from that specified herein provided all clients receive fair and equitable treatment and there is a legitimate reason for the different allocation. Reasons for deviation may include (but are not limited to): a client's investment guidelines and restrictions, available cash, liquidity requirements, leverage targets, rebalancing total risk exposure across all clients, tax or legal reasons, and to avoid odd-lots or in cases when a normal allocation would result in a de minimis allocation to one or more clients.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Information provided as of January 26, 2010.

The portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relationship to their ownership of EIP. The profits of EIP are influenced by the assets managed by the funds and the performance of the funds. While a portion of the portfolio manager's compensation is tied to performance through incentive fees earned through the Private Funds, the portfolio managers are not incentivized to take undue risk in circumstances when the funds' performance lags as their investment fees may sometimes have a high water mark or be subject to a hurdle rate. Moreover, the Registrant's portfolio managers are the principal owners of EIP and are incentivized to maximize the long-term performance of all of its funds. The compensation of the Portfolio team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through competitive compensation.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of November 30, 2009.

                Dollar Range of Fund Shares
Name                 Beneficially Owned
-----           ---------------------------
James Murchie                $0
Eva Pao                      $0

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                 Energy Income and Growth Fund


By (Signature and Title)*    /s/ James A. Bowen
                             ----------------------------------------
                             James A. Bowen, Chairman of the Board,
                             President and Chief Executive Officer
                             (principal executive officer)

Date January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*    /s/ James A. Bowen
                             ----------------------------------------
                             James A. Bowen, Chairman of the Board,
                             President and Chief Executive Officer
                             (principal executive officer)

Date January 25, 2010


By (Signature and Title)*    /s/ Mark R. Bradley
                             ----------------------------------------
                             Mark R. Bradley, Treasurer,
                             Controller, Chief Financial Officer and
                             Chief Accounting Officer
                             (principal financial officer)

Date January 25, 2010

* Print the name and title of each signing officer under his or her signature.